                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     We, the undersigned directors of Heritage Commerce Corp, do hereby severally constitute and appoint John E. Rossell, III, and Lawrence McGovern, and each of them singly, our true and lawful attorneys and agents, to do any and all things and acts in our names in the capacities indicated below and to execute any and all instruments for us and in our names in the capacities indicated below which said John E. Rossell, III, and Lawrence McGovern, or either of them, may deem necessary or advisable to enable Heritage Commerce Corp to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the offering contemplated by this Registration Statement on Form S-3, including specifically, but not limited to, power and authority to sign for us or any of us in our names in the capacities indicated below the Registration Statement and any and all amendments (including post-effective amendments) thereto; and we hereby ratify and confirm all that said John E. Rossell, III, and Lawrence McGovern, or either of them, shall do or cause to be done by virtue hereof.

                     SIGNATURE                                TITLE                DATE
                     ---------                                -----                ----

                /s/ FRANK BISCEGLIA                         Director          April 15, 1999
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                  Frank Bisceglia

                                                            Director          April 15, 1999
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                    James Blair

            /s/ ARTHUR CARMICHAEL, JR.                      Director          April 15, 1999
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              Arthur Carmichael, Jr.

                /s/ RICHARD CONNIFF                         Director          April 15, 1999
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                  Richard Conniff

           /s/ WILLIAM DEL BIAGGIO, JR.                     Director          April 15, 1999
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             William Del Biaggio, Jr.

                  /s/ ANNEKE DURY                           Director          April 15, 1999
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                    Anneke Dury

                                                            Director          April 15, 1999
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                 Tracey Enfantino

                 /s/ GLENN GEORGE                           Director          April 15, 1999
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                   Glenn George

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
                     SIGNATURE                                TITLE                DATE
                     ---------                                -----                ----
               /s/ ROBERT GIONFRIDDO                        Director          April 15, 1999
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                 Robert Gionfriddo

                /s/ P. MICHAEL HUNT                         Director          April 15, 1999
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                  P. Michael Hunt

                  /s/ JOHN LARSEN                           Director          April 15, 1999
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                    John Larsen

                 /s/ LON NORMANDIN                          Director          April 15, 1999
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             Louis O. (Lon) Normandin

                 /s/ JACK PECKHAM                           Director          April 15, 1999
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                   Jack Peckham

                 /s/ ROBERT PETERS                          Director          April 15, 1999
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                   Robert Peters

               /s/ HUMPHREY POLANEN                         Director          April 15, 1999
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                 Humphrey Polanen

                                                            Director          April 15, 1999
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                   Kirk Rossmann

                  /s/ BRAD SMITH                            Director          April 15, 1999
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                    Brad Smith